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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                         Event Reported): June 27, 2001




                          BALDWIN PIANO & ORGAN COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                      0-14903                   31-1091812
  ---------------                -----------               -------------
  (State or other                (Commission               (IRS Employer
  jurisdiction of                File Number)           Identification No.)
   incorporation)



                   4680 Parkway Drive, Mason, Ohio 45010-5301
                    ----------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (513)754-4500
                                                    -------------



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                    INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 2, 3, 4, 6, 8 and 9 are not applicable and are omitted from this report.

Item 5. Other Events

                  The information contained in the registrant's press release dated June 27, 2001, attached as Exhibit 99 hereto, is incorporated by reference in response to this item.


Item 7. Financial Statements and Exhibits

                  (a) Financial statements of businesses acquired.

                      Not applicable.

                  (b) Pro forma financial information.

                      Not applicable.

                  (c) Exhibits.

                      99 -- Press release dated June 27, 2001.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized as of the 2nd day of July 2001.


                                         BALDWIN PIANO & ORGAN COMPANY



                                         By /s/ Robert J. Jones
                                           ----------------------------------
                                           Robert J. Jones
                                           Chief Executive Officer


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